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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 10, 2005
                                                         (January 7, 2005)

                        PERICOM SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)

        0-27026                                          77-0254621
(Commission File Number)                    (I.R.S. employer identification No.)

                             3545 North First Street
                           San Jose, California 95134
           (Address of Principal Executive Office, Including Zip Code)

                                 (408) 435-0800
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICER; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On January 10, 2005, Pericom Semiconductor Corporation (the "Company") issued a press release announcing that Dr. Murray Goldman had been appointed by the Company's Board of Directors to serve as a director of the Company, commencing as of January 7, 2005.

     The press release issued on January 10, 2005 by the Company is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1 Press release, dated as of January 10, 2005, announcing the appointment of Dr. Murray Goldman to the Company's board of directors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERICOM SEMICONDUCTOR
                                          CORPORATION
                                          (Registrant)

Date:  January 10, 2005                   By:  /s/ Michael D. Craighead
                                               --------------------------------
                                               Michael D. Craighead
                                               Chief Financial Officer

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